Exhibit 10.69

EXECUTION COPY

SECOND AMENDMENT TO TRANSFER AGREEMENT

This SECOND AMENDMENT TO TRANSFER AGREEMENT, dated as of March 21, 2014 (the “Amendment”), is entered into between GE SALES FINANCE HOLDING, L.L.C., a limited liability company organized under the laws of the State of Delaware, as Transferor (the “Transferor”), and GE SALES FINANCE MASTER TRUST (the “Buyer”), pursuant to the Transfer Agreement referred to below.

BACKGROUND

1. Transferor and Buyer are parties to the Transfer Agreement, dated as of February 29, 2012, as amended by the First Amendment to Transfer Agreement, dated as of September 19, 2012 (the “Transfer Agreement”);

2. Buyer and Transferor desire to amend the Transfer Agreement as set forth herein.

AMENDMENTS

The Parties hereto agree as follows:

SECTION 1. DEFINITIONS. All terms defined in the Transfer Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

SECTION 2. AMENDMENTS TO TRANSFER AGREEMENT. Section 2.8 of the Transfer Agreement shall be amended by deleting the final sentence in such Section and replacing it with the following:

“Transferor shall provide written notice to Buyer, with a copy to the Servicer, of any designation, increase, reduction or elimination, and such designation, increase, reduction or elimination occurring after the Closing Date shall become effective as of the date specified in such notice, which shall be a date on or after the date on which such notice is provided.”

SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the opening of business on the date hereof; provided that Buyer and Transferor shall have executed a counterpart of this Amendment.

SECTION 4. BINDING EFFECT; RATIFICATION. (a) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Transfer Agreement and (ii) each reference in the Transfer Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Transfer Agreement, shall mean and be a reference to such Agreement as amended hereby.

(b) Except as expressly amended hereby, the Transfer Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. NO RECOURSE. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally but solely as trustee of the Buyer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Buyer is made and intended not as personal representations, undertakings and agreements by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only the Buyer, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Buyer under this Amendment or any other related documents.

SECTION 6. MISCELLANEOUS. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered electronically.

Second Amendment to

Transfer Agreement

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

GE SALES FINANCE HOLDING, L.L.C.,
as Transferor

By:	/s/ Andrew Lee
Name:	Andrew Lee
Title:	VP

S-1	Second Amendment to
Transfer Agreement

GE SALES FINANCE MASTER TRUST, Buyer

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of the Buyer

By:	/s/ Kristine Gullo
Name:	Kristine K. Gullo
Title:	Vice President

S-2	Second Amendment to
Transfer Agreement